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                                                                   Exhibit 10.16

                            FEE TERMINATION AGREEMENT
                            -------------------------

     AGREEMENT, dated as of _______________, 1999, by and between OneSource Information Services, Inc., a Delaware corporation (the "Company"), Bain Capital, Inc. ("Bain") and William Blair Venture Partners III Limited Partnership ("Blair").

     The Company currently pays each of Bain and Blair an annual advisory fee of $100,000 for services which they render to the Company (the "Advisory Fee"). The Company is currently contemplating an initial public offering of its common stock (the "IPO"). In connection with the IPO, the Company desires that the Advisory Fee be terminated and to compensate Bain and Blair for such termination and for services previously rendered, and Bain and Blair are willing to terminate the Advisory Fee for the consideration described below.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows

     1. FEE TERMINATION. Upon the consummation of the IPO, Bain and Blair hereby agree that the Company's obligation to pay Bain and Blair the Advisory Fee is hereby terminated. In consideration for the foregoing termination and for services previously rendered to the Company, upon the closing of the IPO, the Company shall pay to each of Bain and Blair an amount equal to $500,000, payable in cash by wire transfer of immediately available funds.

     2.   Miscellaneous.
          -------------

     (a) ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their successors and assigns.

     (b) AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     (c) GOVERNING LAW. This Agreement shall be governed in all respects, including validity interpretation and effects, by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof

     (d) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court or a governmental agency of competent jurisdiction to be invalid, void or unenforceable, or cause any party hereto to be in violation of any applicable provision of law, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected impaired or invalidated.


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     IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be signed as of the date first above written.

                                   ONESOURCE INFORMATION SERVICES, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   BAIN CAPITAL, INC.

                                   By:
                                      ------------------------------------------
                                      A Managing Director



                                   WILLIAM BLAIR VENTURE PARTNERS II
                                   LIMITED PARTNERSHIP

                                   By:  William Blair Venture Management Company
                                   Its: General Partner

                                   By:
                                      ------------------------------------------
                                      A General Partner